LP-2  AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP (LP)

To change information of record for your LP, fill out this form, and submit for filing along with:

    -  A $30 filing fee.

    - A separate, non-refundable $15 service fee also must be included, if you drop off the completed form

Items 3-7: ONLY fill out the information that is changing. Attach extra pages if you need more space or need to include any other matters.

FOR QUESTIONS ABOUT THIS FORM, GO TO WWW.SOS.CA.GOV/BUSINESS/BE/FILING-TIPS.HTM

 1. LP'S FILE NO. (issued by CA         2. LP'S EXACT NAME. (on file with CA
    Secretary of State)                 Secretary of State) Invesco Van
    199502500015                        Kampen Exchange Fund, a California
                                        Limited Partnership



NEW LP NAME
3.  PROPOSED NEW LP NAME     THE NEW LP NAME must END WITH: "LIMITED PARTNERSHIP," "LP," OR
                             "L.P.," AND may not CONTAIN "BANK," "INSURANCE," "TRUST,"
                             "TRUSTEE,""INCORPORATED," "INC.," "CORPORATION," OR "CORP."

NEW LP ADDRESSES
4.  a.  101 California Street, Suite 1800                 San Francisco        CA    94111

        STREET ADDRESS OF DESIGNATED OFFICE          City (no abbreviations)  State   Zip
        IN CA
    b.  1555 Peachtree Street, N.E.                          Atlanta           GA    30309

        MAILING ADDRESS OF LP, IF DIFFERENT          City (no abbreviations)  State   Zip
        FROM 4a

NEW AGENT/ADDRESS FOR SERVICE OF PROCESS (The agent must be a CA resident or qualified 1505 corporation in CA)
5.  a.
        AGENT'S NAME

    b.                                                                         CA
        AGENT'S STREET ADDRESS (IF AGENT IS          City (no abbreviations)  State   Zip
        NOT A CORPORATION)

GENERAL PARTNER CHANGES
6.  a:  New general partner: see attached

                             NAME           ADDRESS  City (no abbreviations)  State   Zip

    b.  Address Change:      see attached

                             NAME           ADDRESS  City (no abbreviations)  State   Zip

    c.  Name change:         Old name:               New name:

    d.  Name of dissociated general partner: see attached

DISSOLVED LP (EITHER CHECK BOX A or CHECK BOX B AND COMPLETE THE INFORMATION. Note:
To terminate the LP, also file a Certificate of Cancellation (Form LP-4/7), available at www.sos.ca.gov/business/be/forms.htm.)
7.  a. [_] The LP is dissolved and wrapping up its affairs.
    b. [_] The LP is dissolved and has no general partners. The following person has been appointed to wrap up the affairs of the LP.

        NAME                                ADDRESS  CITY (NO ABBREVIATIONS)  STATE   ZIP

READ AND SIGN BELOW: This form must be signed by (1) at least one general partner; (2) by each person listed in item 6a: and (3) by each person listed in item 6d if that person has not filed a Certificate of Dissocation (Form LP-101). If item 7b is checked, the person listed must sign. If a trust association, attorney-in-fact, or any other person not listed above is signing, go to the www.sos.ca.gov/business/be/filing-tips.htm for more information. If you need more space, attach extra pages that are 1-sided and on standard letter-sized paper (8 1/2" x 11"). All attachments are part of this amendment. Signing this document affirms under penalty of perjury that the stated facts are true.

/s/ Wayne W. Whalen                            Wayne W. Whalen
-----------------------------------------------------------------------------------------------------------------------------
Sign here
                                               Print your name here                                   Date
see attached
-----------------------------------------------------------------------------------------------------------------------------
Sign here                                      Print your name here                                   Date
-----------------------------------------------------------------------------------------------------------------------------
Make check/money order payable to:                          BY MAIL                                 DROP-OFF
SECRETARY OF STATE
Upon filing, we will return one
(1) undertified copy of your                           Secretary of State                      Secretary of State
filed document for free, and will              Business Entities, P.O. Box 944225          1500 11th Street, 3rd Floor
certify the copy upon                              Sacramento, CA 94244-2250                  Sacramento, CA 95814
request and payment of a $5.00
certification FEE

                                  ADDENDUM TO
                AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP
                                      OF
                       INVESCO VAN KAMPEN EXCHANGE FUND,
                       A CALIFORNIA LIMITED PARTNERSHIP

ITEM 6(a) (CONTINUED):

Invesco Advisers, Inc.
1555 Peachtree Street, N.E.
Atlanta, Georgia 30309

Van Kampen Exchange Corp.
1555 Peachtree Street, N.E.
Atlanta, Georgia 30309

ITEM 6(b) (CONTINUED):

Jerry Choate
820 Via Lido Nord
Newport Beach, California 92663

Hugo Sonnenschein
1126 East 59th Street
Chicago, Illinois 60637

ITEM 6(d) (CONTINUED):

Van Kampen Funds, Inc.
Rod Dammeyer
Howard Kerr
Jack Nelson

ADDITIONAL ITEM:

Pursuant to this Certificate of Amendment of the Certificate of Limited Partnership, the second sentence of the second paragraph of Article 5,
Section 5.2, of the Limited Partnership Agreement is amended to read as follows:

       All distributions shall be made in cash.

                               SIGNATURE PAGE TO
                AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP
                                      OF
                       INVESCO VAN KAMPEN EXCHANGE FUND,
                       A CALIFORNIA LIMITED PARTNERSHIP

NEW GENERAL PARTNERS:

                                                  INVESCO ADVISORS, INC.

                                                  /S/ ELISA MITCHELL
                                                  ------------------------------
                                                  SIGNATORY: ELISA MITCHELL
                                                  TITLE: ASSISTANT SECRETARY


                                                  VAN KAMPEN EXCHANGE CORP.

                                                  /S/ ELISA MITCHELL
                                                  ------------------------------
                                                  SIGNATORY: ELISA MITCHELL
                                                  TITLE: ASSISTANT SECRETARY

DISSOCIATED GENERAL PARTNERS:

                                                  VAN KAMPEN FUNDS, INC.

                                                  /S/ ELISA MITCHELL
                                                  ------------------------------
                                                  SIGNATORY: ELISA MITCHELL
                                                  TITLE: ASSISTANT SECRETARY

                                                  /S/ ROD DAMMEYER
                                                  ------------------------------
                                                  ROD DAMMEYER

                                                  /S/ HOWARD KERR
                                                  ------------------------------
                                                  HOWARD KERR

                                                  /S/ JACK NELSON
                                                  ------------------------------
                                                  JACK NELSON

DATE: APRIL 23, 2013